Exhibit 99.2

HOPE - 2 Multi - center Randomised Clinical Trial of Intravenous Human Cardiosphere - Derived Cells for Late - Stage Duchenne Muscular Dystrophy Data Presentation 1 Year Final Results Craig McDonald, M.D., University of California, Davis Health Eduardo Marbán, MD, PhD, Suzanne Hendrix, PhD, Nathaniel Hogan, PhD, Rachel Ruckdeschel Smith, PhD, Michelle Eagle, PhD, Richard S. Finkel, MD, Cuixia Tian, MD, Joanne Janas, MD, Matthew M. Harmelink, MD, Arun S. Varadhachary, MD, PhD, Michael D. Taylor, MD, Kan N. Hor, MD, Oscar H. Mayer, MD, Erik K. Henricson, PhD, Pat Furlong, Deborah A. Ascheim, MD, Siegfried Rogy, Paula Williams, Linda Marbán, PhD 1 1

Forward Looking Statements Statements in this presentation regarding the efficacy, safety, and intended utilization of Capricor's product candidates ; the initiation, conduct, size, timing and results of discovery efforts and clinical trials ; the pace of enrollment of clinical trials ; plans regarding regulatory filings, future research and clinical trials ; regulatory developments involving products, including the ability to obtain regulatory approvals or otherwise bring products to market ; plans regarding current and future collaborative activities and the ownership of commercial rights ; scope, duration, validity and enforceability of intellectual property rights ; future royalty streams, revenue projections ; expectations with respect to the expected use of proceeds from the recently completed offerings and the anticipated effects of the offerings, and any other statements about Capricor's management team's future expectations, beliefs, goals, plans or prospects constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "could," "anticipates," "expects," "estimates," "should," "target," "will," "would" and similar expressions) should also be considered to be forward - looking statements . There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements . More information about these and other risks that may impact Capricor's business is set forth in Capricor's Annual Report on Form 10 - K for the year ended December 31 , 2020 as filed with the Securities and Exchange Commission on March 15 , 2021 and in our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2021 as filed with the Securities and Exchange Commission on August 13 , 2021 . All forward - looking statements in this press release are based on information available to Capricor as of the date hereof, and Capricor assumes no obligation to update these forward - looking statements . CAP - 1002 is an Investigational New Drug and is not approved for any indications . None of Capricor’s exosome - based candidates have been approved for clinical investigation . 2

• Linda Marban, Ph.D. – Chief Executive Officer, Capricor Therapeutics, Inc. • Craig McDonald, M.D., is professor and chair of the Department of Physical Medicine and Rehabilitation and Director of the Neuromuscular Disease Clinics at the University of California, Davis. Dr. McDonald is an internationally recognized expert in the clinical management and rehabilitation of neuromuscular diseases including DMD. He is the national PI of the Capricor HOPE - 2 Trial. • AJ Bergmann , Chief Financial Officer, Capricor Therapeutics, Inc. Call Participants 3

Capricor Therapeutics Company Highlights Capricor is a cell and exosome - based platform therapeutics company Publicly Traded (NASDAQ: CAPR) • Research Headquarters: San Diego, CA • Employees: 30 • Founded: 2006, public in 2013 Promising Therapeutic and Vaccine Candidates • Cell Therapy (Duchenne muscular dystrophy and COVID - 19) • Exosome - mRNA multivalent vaccine (COVID - 19) • Exosome - RNA therapeutics (undisclosed) Over 100 publications from multiple institutions worldwide on both platforms with extensive in - vivo and clinical data External Collaborations • US Army • US Department of Defense • Stephen Gould, Ph.D. Laboratory (Johns Hopkins University) • Cedars - Sinai Medical Center 4

Data Presentation: Dr. Craig McDonald 1 Year Final Results 5

Disclosure: Dr. McDonald I have the following conflict(s) of interest to declare: • Served as a consultant and advisory board member for Capricor Therapeutics on issues related to DMD drug development • Academic Institution has received research funding from Capricor Therapeutics for the conduct of DMD clinical trials 6

• CAP - 1002 is a biologic consisting of allogeneic cardiosphere - derived cells (CDCs) • Manufactured from donated heart muscle • Does not act by “stemness” – the cells do not engraft into host tissue • Mechanism - cells secrete exosomes: » Contain miRNA, non - coding RNAs and proteins » Internalized by target cells » Stimulate diverse and lasting changes in cellular behavior » 3 known miRNAs drive CAP - 1002 potency • CAP - 1002 has been investigated in multiple independent clinical trials and in more than 200 human subjects Capricor’s CAP - 1002 Technology 7 damage to cell membrane CAP - 1002 dystrophin deficiency cellular [Ca 2+ ] myocyte loss nitrosactive stress inflammation mitochondrial inefficiency fibrosis microvascular ischemia CAP - 1002 Targets Multiple Disease Processes in DMD 8 Exosomes

DMD Progression is Sequential, Non - Linear and Irreversible 9 0 5 10 15 20 25 30 Years Loss of Ambulation Death Impaired ability to Hop Run Jump Rise from Floor Loss of Rise from Floor Loss of Stair Climb Stages of DMD Disease Progression Loss of Upper Limb Overhead reach Late Ambulatory Stage (Rapid Functional decline) Delayed & Impaired Acquisition of Milestones / Motor Skills Early Ambulatory Stage (Modest functional decline) Late Non - Ambulatory Stage Early Non - Ambulatory Stage Loss of Upper Limb Hand to Mouth Non - invasive Ventilation (Nocturnal) Loss of Upper Limb Distal Hand Non - invasive Ventilation (Diurnal) AGE Bayley NSAA TFTs____________ NSAA TFTs 6MWT 100 m. QMT NSAA TFTs. 6MWT. PUL 100 m. PFTs QMT PFTs PUL EK Scale. QMT PFTs PUL EK Scale Example Clinical Endpoints CAPRICOR TARGET POPULATION

Primary Efficacy Endpoint Mid - Level PUL v.1.2 PUL v.2.0: • 3 - point response scale - more robust and reproducible than v1.2 • Compensatory strategies allowed to achieve tasks (not allowed in v1.2) • v2.0: better able to detect change at 12 months at all levels of ability* *Mayhew et al, 2019; Pane et al, 2018. 10

Performance of Upper Limb (Entry Items) 0 1 2 3 4 5 6 No useful function of hands. Can use hands to hold pen or pick up a coin or drive a powered Chair Can raise 1 or 2 hands to mouth but cannot raise a cup with a 200g weight in it to mouth Can raise standardized plastic cup with 200g weight in it to mouth using both hands if necessary Can raise both arms to shoulder height simultaneously w/ or w/o compensation Can raise both arms simultaneously above head only by flexing the elbow Full overhead reach without compensation Target Population 11

HOPE - 2 Clinical Trial Design 12 • Design: Phase II, randomized, double - blind, placebo - controlled trial in participants with DMD and reduced skeletal muscle function • Objective: Evaluate safety and efficacy of CAP - 1002 • Dosing Regimen: 150M cells delivered intravenously every 3 months • Sites: 9 sites (USA) • Data: ITT population - 20 subjects Demographics • Mean age: 14.3 years • All patients were on corticosteroids • ~ 80% of patients were non - ambulant https://www.clinicaltrials.gov/ct2/show/study/NCT03406780.

HOPE - 2 Final Data Safety Results • A total of 69 infusions (CAP - 1002 or placebo) were performed in HOPE - 2 • Generally safe and well tolerated throughout the study • With the exception of two hypersensitivity reactions, no safety signals were identified 13

14 HOPE - 2 Final Data Efficacy Analysis Primary Efficacy Endpoint : PUL 1.2 Mid Level Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment - by - visit interaction, PUL entry - item score at randomization, and site as model effects. Adjusted model outcomes are report as least - squares means (LS - Mean). Δ=2.6 points in CAP - 1002 vs. placebo at 12 - months p =0.01 improvement

HOPE-2 Final Data Efficacy Analysis

PUL 1.2 Combined Total Dimension



Placebo
CAP-1002
Percentile Ranked Change from Baseline
90
80
70
60
50
40
30
Baseline
Month 3
Month 6
Month 9
Month 12
70% slowing



Model Adjusted Change from Baseline
Percentile Ranked Change from Baseline (± S.E.)
70
60
50
40
30
20
10
0
p=0.02
improvement
Placebo
CAP-1002

p=0.02

Δ=3.2 points in CAP-1002 vs. placebo at 12-months

Clinical meaningfulness assessed as 1 point change

Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment-by-visit interaction, PUL entry-item score at randomization, and site as model effects. Adjusted model outcomes are report as least-squares means (LS-Mean).

15

16 HOPE - 2 Final Data Efficacy Analysis PUL 2.0 Combined Total Dimension Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment - by - visit interaction, PUL entry - item score at randomization, and site as model effects. Adjusted model outcomes are report as least - squares means (LS - Mean). Δ=1.8 points in CAP - 1002 vs. placebo at 12 - months p =0.04 improvement

HOPE-2 Final Data Efficacy Analysis

All Dimensions of PUL

Month 12 - PUL Measures	Mean (SE)	P-Value
mid-level 1.2	36.2 (13.8)	0.01
mid-level 2.0	29.6 (15.0)	0.06
high-level 1.2	27.4 (16.5)	0.11
high-level 2.0	8.6 (11.1)	0.44
combined mid- and distal-level 1.2	38.1 (13.1)	0.008
combined mid- and distal-level 2.0	28.4 (14.2)	0.06
distal-level 1.2	5.2 (11.2)	0.64
distal-level 2.0	-7.1 (12.0)	0.56
combined total 1.2	29.7 (11.8)	0.02
combined total 2.0	28.8 (13.1)	0.04
GST of PUL measures	24.4 (8.5)	0.009



−50 −25 0 25 50 75
Mean Difference of Percentile Ranked Change
12-month outcome favors Placebo
12-month ouctome favors CAP-1002
0
Primary Efficacy Endpoint
Exploratory Efficacy Endpoint
Exploratory Combined Score

17

18 HOPE - 2 Final Data Efficacy Analysis Left Ventricular Ejection Fraction improvement Δ=4% in LVEF by cardiac MRI Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment - by - visit interaction, PUL entry - item score at randomization, and site as model effects. Adjusted model outcomes are report as least - squares means (LS - Mean). p =0.002

19 HOPE - 2 Final Data Efficacy Analysis Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment - by - visit interaction, PUL entry - item score at randomization, and site as model effects. Adjusted model outcomes are report as least - squares means (LS - Mean). All Cardiac MRI Measures 6HFRQGDU\(IILFDF\ (QGSRLQW ([SORUDWRU\(IILFDF\ (QGSRLQW ([SORUDWRU\&DUGLDF %LRPDUNHU(QGSRLQW ([SORUDWRU\&RPELQHG6FRUH   PRQWKRXWFRPHIDYRUV3ODFHER   PRQWKRXFWRPHIDYRUV&$3   0HDQ'LIIHUHQFHRI3HUFHQWLOH5DQNHG&KDQJH 0RQWK   &DUGLDF0HDVXUHV 0HDQ 6(                                                                                                                                                                                                                 3  9DOXH

HOPE-2 Final Data Efficacy Analysis

Creatine Kinase MB / Total Creatine Kinase %


Model Adjusted Change from Baseline
Percentile Ranked Change from Baseline (± S.E.)
80
60
40
20
0
Placebo
CAP-1002
p=0.02
improvement

Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment-by-visit interaction, PUL entry-item score at randomization, and site as model effects. Adjusted model outcomes are report as least-squares means (LS-Mean).

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21 Conclusions Mixed Model for Repeated Measures (MMRM) analysis was performed using percentile ranked change from baseline as dependent variable and percentile ranked baseline score, treatment, visit, treatment - by - visit interaction, PUL entry - item score at randomization, and site as model effects. Adjusted model outcomes are report as least - squares means (LS - Mean). • CAP - 1002 cell therapy appears to be safe and effective in attenuating deterioration of upper limb and cardiac function in late - stage DMD . • A therapy that stabilizes or reverses cardiac deterioration while improving upper limb function would be unique in its ability to address, synergistically, the tremendous burden of disease seen in non - ambulatory DMD patients • Currently ongoing extension studies may confirm therapeutic durability and safety of CAP - 1002 beyond 12 months in non - ambulant DMD patients . • HOPE - 3 , the Phase 3 pivotal study of CAP - 1002 in DMD, currently in planning stages • Additional placebo - controlled trials will be needed to assess the benefit and risks of CAP - 1002 in younger ambulatory patients

Program Update: Dr. Linda Marban 22

Developing Transformative Therapies from Bench to Bedside Capricor Therapeutics, Inc. DMD Program Moving Forward • HOPE - 3 : Phase III, randomized, double - blind, placebo - controlled trial • Enrollment: 65 - 75 patients • Number of sites: Est. 20 • Targeting: Non - Ambulant DMD patients • Primary Endpoint: PUL 2.0 at 12 months • Secondary Endpoints: Cardiac, QOL, clinical status • Discussions with potential partners underway • Technology Transfer of CAP - 1002 in process with Lonza for potential commercial launch 23

Acknowledgments ▪ All patients and their families who participated in the HOPE - 2 Study ▪ HOPE - 2 Investigators ▪ Craig McDonald, MD (UC Davis) ▪ Cuixia Tian, MD (CCHMC) ▪ Russell Butterfield, MD (University of Utah) ▪ Richard Finkel, MD (Nemours Children’s Hospital) ▪ Joanne Janas, MD (Children’s Hospital of Colorado) ▪ Matthew Harmelink, MD (Children’s Hospital of Wisconsin) ▪ Arun Varadhachary, MD (Washington University, Saint Louis Children’s Hospital) ▪ Brenda Wong, MD (University of Massachusetts) ▪ Katherine Mathews, MD (University of Iowa, Children’s Hospital) 24

Thank you Question and Answer 25